Goodwill	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Goodwill
19	GOODWILL

	2020	2019
	Million	Million
As of January 1	35,343	35,343
Additions	1	—

As of December 31	35,344	35,343

Impairment tests for goodwill
As of December 31, 2020, the goodwill of RMB35,300 million is attributable to the cash-generating units in relation to the operation in the mainland of China which management currently monitors. The recoverable amount of the cash-generating unit is determined based on the VIU calculations by using the discounted cash flow method. This method considers the pre-tax
cash flows of the subsidiaries (cash-generating unit) for the five years ending December 31, 2025 and the projected perpetual cash flows after the fifth year. For the five years ending December 31, 2025, the average growth rate is assumed to be
1.5% while for the years beyond December 31, 2025, the assumed continual growth rate to perpetuity is 1%. The present value of cash flows is calculated by discounting the cash flow using pre-tax
interest rates of approximately 11%. The management performed impairment test for the goodwill in relation to the operation in the mainland of China and determined such goodwill was not impaired. Reasonably possible changes in key assumptions would
not lead to the goodwill impairment loss.